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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------


As independent public accountants, we hereby consent to the use of our report dated February 19, 1997 on the financial statements of MBf USA, Inc. and Subsidiaries (and to all references to our Firm) included in or made a part of this Form 10-K, into the Company's previously filed Registration Statement File No. 33-71132.




[Signature]

ARTHUR ANDERSEN LLP



Chicago, Illinois
April 7, 1997